UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) December 17, 2007
                                                      -----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                        333-68570              42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                   1701 38th Ave. West, Spencer, Iowa 51301
       ---------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

                                                      --------------

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 17, 2007, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Accessories Corp Anncounces Year End Investor Conference Call and Fiscal '08 YTD Performance".

The registrant announced that it will hold an investor conference call on January 8th, 2008 at 11:00 AM (Eastern). Discussions will include: fiscal 2007 performance; sale of the Milford facility; Guidance for fiscal 2008 and other corporate issues of importance.

The registrant announced that their performance through the first two months of the new fiscal year have been strong, with Net Income increasing 26% over the same period last year and Sales increasing approximately 4% over last year at this time.

The text of this press release can be reviewed in its entirety under the attached Exhibit 99.27.

ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


99.27           Press Release dated February 7, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   December 18, 2007
    ------------------------------

                                     By: /s/ Randy J. Kempf
                                        --------------------------
                                             Randy J. Kempf
                                             Principal Executive Officer,
                                             President and Director